141 P-1 07/11

SUPPLEMENT DATED JULY 15, 2011

 TO THE PROSPECTUS DATED MARCH 1, 2011

OF

FRANKLIN INDIA GROWTH FUND

The prospectus is amended as follows:

1. The "Annual Fund Operating Expenses" table on page 3 of the Fund Summary "Fees and Expenses of the Fund" section is revised as follows:

	Class A	Class C	Advisor Class
Management fees[1]	1.10%	1.10%	1.10%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses	0.72%	0.72%	0.72%
Acquired fund fees and expenses	None	None	None
Total annual Fund operating expenses[1]	2.12%	2.82%	1.82%
Fee waiver and/or expense reimbursement[1]	-0.42%	-0.42%	-0.42%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.70%	2.40%	1.40%

1. Restated to reflect the decrease in the investment management fee effective May 1, 2011. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that the common expenses (including the expenses of the Portfolio (as defined below) but excluding Rule 12b-1 fees) for each class of the Fund do not exceed 1.40% (other than certain non-routine expenses) until February 29, 2012.

II. The "Example" table on page 3 of the Fund Summary under the "Fees and Expenses of the Fund" section is revised as follows:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 738	$ 1,163	$ 1,612	$ 2,855
Class C	$ 343	$ 834	$ 1,452	$ 3,117
Advisor Class	$ 143	$ 532	$ 946	$ 2,103
If you do not sell your shares:
Class C	$ 243	$ 834	$ 1,452	$ 3,117

III. The "Portfolio Turnover" section beginning on page 3 of the Fund Summary is revised as follows:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83.21% of the average value of its portfolio.

IV. The last paragraph of the Fund Summary "Performance" section on page 7 is revised as follows:

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Please keep this supplement for future reference.